Exhibit 10.11

Right of First Refusal Agreement

This Right of First Refusal Agreement (the “Agreement”) is made in Beijing on November 5, 2010 by and between:

Party A:

Beijing Bona International Cineplex Investment and Management Co., Ltd.

Legal Representative: Yu Dong

Domicile: Suite 61-62, F/18, Poly Plaza, Road No. 14, Dongzhimen, Nandajie,

Dongcheng District, Beijing

Party B:

Yu Dong

ID No.:

Domicile: Suite 1, F/10, Building 10, Dongda Qiao, Chaoyang District, Beijing

Xu Yang

ID No.:

Domicile: 5 Xiaoshuan Hutong, Xicheng District, Beijing

Zhejiang Intime Rich Investment Co., Ltd

Legal Representative: Tang Shuning

Address: 501 Fuqiang Road, Yinzhou Tou Zi Chuang Ye Center, Ningbo

Zhejiang Kunyuan Investment Consulting Co., Ltd.

Legal Representative: Cao Guoxiong

Address: Suite 202, Block A, Building 3, Liu Shui Dong Yuan, Hangzhou

Guoheng Fashion Media Science & Technology Group Corp.

Legal Representative:  Liu Bo

Address: Suite 903, China International Science and Technology

Convention Center , 12 Yuming Road, Chaoyang District, Beijing

Party C:

Beijing Bona Starlight Cineplex Management Co., Ltd.

Legal Representative: Yu Dong

Domicile: Suite 1866, F/18, Poly Plaza, Road No. 14, Dongzhimen, Nandajie,

Dongcheng District, Beijing

(each a “Party”, collectively the “Parties”)

WHEREAS,

1.  Party C is a limited liability company organized under the PRC laws in 2010 in Beijing, and its business scope covers cinema management (exclusive of film screening); organization of cultural and artistic exchange activities (exclusive of shows); organizing of exhibitions and expositions; investment management; advertisement creation, agency and placement services, etc.;

2.  Party B is the shareholder of Party C, holding 100% equity interest in Party C;

3.  Party B and Party C desire to grant Party A the right of first refusal with respect to capital increase of Party C, transfer by Party B of its equity interest in Party C and transfer by Party C of its assets and Party A agrees to accept the grant of such right of first refusal.

NOW, THEREFORE, by mutual consultation and agreement, the Parties agree as follows:

1.  Right of First Refusal with Respect to Capital Increase

1.1 During the term of this Agreement, if Party C proposes to increase its registered capital, Party B shall the right of first refusal with respect to such capital increase by Party C and shall have the right to subscribe for such capital increase of Party C in proportion to its equity interest in Party C, provided, however, that none of the parties comprising Party B shall subscribe for a greater percentage of the capital increase than the percentage of the equity interest held by it in Party C prior to such capital increase. Party B and Party C agree that if one or more of the parties comprising Party B waive the exercise of, or fail to fully exercise, their right of first refusal, Party A shall have the right of first refusal with respect to the unsubscribed portion of such capital increase.

1.2     For the purpose of Article 1.1 above, when and if Party C intends to increase its registered capital, it shall give Party A and Party B written notice (“Capital Increase Notice”), which shall in reasonable detail describe the amount of the proposed capital increase (“Capital Increase”) and its price.

1.3     Party B may within 15 days from receipt of the Capital Increase Notice (“Capital Increase Period”) exercise its right of first refusal by written notice to Party C and thereby subscribes for the Capital Increase at the price specified in the Capital Increase Notice.  None of the parties comprising Party B shall subscribe for a greater percentage of the capital increase than the percentage of the equity interest held by it in Party C prior to such capital increase.

1.4   If Party B explicitly states in writing that it will not exercise its right of first refusal, or that it has decided to subscribe for a part of the Capital Increase only, or if Party B has failed to give Party C within the Capital Increase Period notice of its exercise of its right of first refusal, Party A shall then be entitled to subscribe for, at the price set out in the Capital Increase Notice, any portion of the Capital Increase which has not been subscribed for by Party B.

1.5   If Party A fails to exercise or does not fully exercise its right of first refusal, Party C shall be entitled to accept subscription by a third party for any remaining portion of the Capital Increase, provided however that: (1) such third party shall be approved by the shareholders’ meeting of Party C; (2) such third party shall subscribe for the Capital Increase at a price no less than the price set out in the Capital Increase Notice; (3) such third party shall agree in writing to be bound by all of the obligations of Party B hereunder, and shall acknowledge Party A’s right of first refusal hereunder (including without limitation Party A’s right of first refusal with respect to equity transfer by such third party); and (4) the Capital Increase shall be consummated within 30 days from the expiry of the Capital Increase Period.

2.  Right of First Refusal with Respect to Equity Transfer

2.1 Party B agrees to grant to Party A during the term of this Agreement the right of first refusal with which to purchase at the same price any equity interest in Party C proposed for transfer and Party A agrees to accept the grant of such right of first refusal. If, during the term of this Agreement, one or more parties comprising Party B (“Proposing Equity Transferor”) propose to transfer all or part of their equity interest in Party C, Party A shall have the right of first refusal with respect to such equity proposed for transfer and Party B shall not rely on its capacity as the shareholder of Party C to assert any preemptive right against Party A to purchase, on a prior basis, such equity proposed for transfer.

2.2   For the purpose of Article 2.1 above, when and if the Proposing Equity Transferor intends to transfer its equity interest in Party C, it shall give Party A, the parties comprising Party B (other than the Proposing Equity Transferors) and Party C written notice (“Equity Transfer Notice”), which shall in reasonable detail describe the percentage of the equity interest proposed for transfer (“Equity Proposed for Transfer”), the original equity interest holder, the proposed transfer price and the proposed transferee.

2.3   Party A may within 15 days from receipt of the Equity Transfer Notice (“Equity Transfer Period”) exercise its right of first refusal by written notice to the Proposing Equity Transferors and Party C and thereby purchases all or part of the Equity Proposed for Transfer at the price specified in the Equity Transfer Notice.

2.4    If Party A explicitly states in writing that it will not exercise its right of first refusal with respect to the Equity Proposed for Transfer, or that it has decided to purchase a part of the Equity Proposed for Transfer only, or if Party A has failed to give the Proposing Equity Transferors and Party C within the Equity Transfer Period notice of its exercise of its right of first refusal, the parties comprising Party B (other than the Proposing Equity Transferors) shall then be entitled to purchase, at the price set out in the Equity Transfer Notice, any portion of the Equity Proposed for Transfer which has not been purchased by Party A in proportion to their respective equity interests in Party C. If one or more of the parties comprising Party B waive or fail to fully exercise their right of first refusal, the un-purchased Equity Proposed for Transfer may be allocated among the parties comprising Party B which have fully exercised their right of first refusal in proportion to their respective equity interests. Notwithstanding the foregoing, all of the parties comprising Party B agree that Yu Dong shall have the right to transfer to a third party up to 19.6554% of the equity interest in Party C (all of which is held by Yu Dong in Party C) without being subjected to any right of first refusal of the other parties comprising Party B as set out in this Article 2.4.

2.5   If Party B fails to exercise or does not fully exercise its right of first refusal, the Proposing Equity Transferors shall be entitled to transfer to the proposed transferee set out in the Equity Transfer Notice any remaining portion of the Equity Proposed for Transfer, provided however that: (1) such proposed transferee shall purchase the Equity Proposed for Transfer at a price no less than the price set out in the Equity Transfer Notice; (2) such proposed transferee shall agree in writing to be bound by all of the obligations of Party B hereunder, and shall acknowledge Party A’s right of first refusal hereunder (including without limitation Party A’s right of first refusal with respect to equity transfer by such proposed transferee); and (3) the transfer shall be consummated within 30 days from the expiry of the Equity Transfer Period.

3.  Right of First Refusal with Respect to Assets

3.1 Party B and Party C agree to grant to Party A during the term of this Agreement the right of first refusal with which to purchase at the same price the cinemas of Party C and Party A agrees to accept the grant of such right of first refusal. If, during the term of this Agreement, Party C proposes to transfer any cinema owned by it or any of its subsidiaries under its direct or indirect control, or if, during the term of this Agreement, any of the direct or indirect subsidiaries of Party C proposes to transfer any cinema owned by it (the foregoing assets proposed for transfer, “Cinema Assets”), Party A shall have the right of first refusal with respect to such assets proposed for transfer.

3.2   For the purpose of Article 3.1 above, when and if the Party C or its subsidiary intends to transfer any Cinema Assets, Party C shall give Party A written notice (“Asset Transfer Notice”), which shall in reasonable detail describe the status of the Cinema Assets proposed for transfer, the original holder of such assets, the proposed transfer price and the proposed transferee.

3.3   Party A may within 15 days from receipt of the Asset Transfer Notice (“Asset Transfer Period”) exercise its right of first refusal by written notice to Party C and thereby purchases the Cinema Assets proposed for transfer at the price specified in such Asset Transfer Notice.

3.4    If Party A explicitly states in writing that it will not exercise its right of first refusal with respect to the Cinema Assets proposed for transfer, or if Party A has failed to give Party C within the Asset Transfer Period notice of its exercise of its right of first refusal, Party C or its subsidiary, as the case may be, shall be entitled to transfer the Cinema Assets to the proposed transferee set out in the Assets Transfer Notice, provided however that: (1) such proposed transferee shall purchase the Cinema Assets at a price no less than the price set out in the Asset Transfer Notice; (2) the transfer shall be consummated within 30 days from the expiry of the Asset Transfer Period.

3.5     Party C shall cause its direct or indirect subsidiaries to comply with the provisions of this Article 3.

4.   Further Undertakings

The Parties agree to each take all such actions and execute all such documents and instruments as are necessary for the performance of any provision hereof. Party C further agrees to cause its direct or indirect subsidiaries to take all such actions and execute all such documents and instruments as are necessary for the performance of any provision hereof.

5.   Confidentiality

5.1    The Parties acknowledge and confirm that any and all oral or written information exchanged among them in connection with the execution and/or performance of this Agreement shall be treated as confidential information.  The Parties shall each maintain such information in confidence and shall not disclose it to any third party without written consent of the other Parties, except where: (i) such information is already known or will be known by the public (other than as a result of any un-authorized disclosure to the public by any receiving Party of such information); (2)  such information is required to be disclosed in accordance with applicable laws and regulations or the rules and statutes of the stock exchanges; or (3) such information is disclosed by any Party hereto to its legal or financial advisor as needed by the transactions contemplated hereunder, provided that such advisors are bound by similar confidentiality obligations to those set forth in this Article 5.1. Unauthorized divulgation by any employee, intermediary or representative employed or engaged by any Party hereto shall be deemed unauthorized divulgation by such Party and such Party shall assume breach of contract liabilities in accordance with this Agreement.  This Article 5.1 shall survive any termination of this Agreement for any reason. The Parties may each in their discretion refuse to grant such consent, and any failure by any Party hereto to respond to any disclosure request of any other Party hereto shall be deemed a refusal by such Party.

5.2      The Parties agree that this Article 5 shall survive the termination of this Agreement.

6.    Representations and Warranties

6.1   Party A hereby represents and warrants that:

6.1.1   It is a company lawfully organized and validly existing under the laws of PRC;

6.1.2   It has taken such corporate actions and obtained such authorizations as are necessary or appropriate for the execution of this Agreement.

6.2   Party B hereby represents and warrants that:

6.2.1   All of the companies comprising Party B are each a company lawfully organized and validly existing under the laws of PRC; and all individuals comprising Party B are each a PRC citizen;

6.2.2   It lawfully holds 100% equity interest in Party C and has the right to dispose of such equity interest;

6.2.3   All of the companies comprising Party B have each such corporate actions and obtained such authorizations as are necessary or appropriate for the execution of this Agreement.

6.3   Party C hereby represents and warrants that:

6.3.1   It is a company lawfully organized and validly existing under the laws of PRC;

6.3.2   It has taken such corporate actions and obtained such authorizations as are necessary or appropriate for the execution of this Agreement.

7.  Effectiveness

7.1    This Agreement shall be executed and become effective on the date first above written.

7.2   Unless terminated by Party A in writing, this Agreement shall remain effective at all times.

8.  Governing Law and Dispute Resolution

8.1    The execution, validity, interpretation, performance, amendment, termination and dispute resolution of this Agreement shall be governed by the laws of the People’s Republic of China.

8.2   Any dispute arising out of or in connection with the interpretation and performance of this Agreement shall first be settled by the Parties through consultation. In case no settlement can be reached within 30 days after giving a written notice by one Party to the other Parties requesting the settlement through consultation, then any Party may submit such matter to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with the arbitration rules thereof. The arbitration shall take place in Beijing, and be conducted in Chinese. The arbitration award shall be final and binding upon the Parties.

8.3    In the event of any dispute arising out of the interpretation and performance of this Agreement or pending arbitration, apart from the matter in dispute, the Parties hereto shall continue to exercise their respective remaining rights hereunder and perform their respective remaining obligations hereunder.

8.4   The Parties hereby agree that this Article shall survive the termination of this Agreement.

9.  Notices

9.1    Any notice or other communication given by any Party to any other Party hereunder or in connection herewith shall be made in writing and signed by the notifying Party or its representative. Such notice shall be sent by fax to the number set forth in Article 9.2 below, or by personal delivery or courier service to the address set forth in Article 9.2 below, and in each case indicating the recipient as the relevant party set forth in Article 9.2 below (or such other number, address or relevant party as otherwise notified from time to time pursuant to this Article 9). Any notice sent by personal delivery, fax or mail shall be deemed duly given as follows:

(i)              upon receipt, if by personal delivery;

(ii)             upon transmission, if by fax;

(iii)            fourth business days after the mailing date, if by courier service,

provided that, in each case, any notice given by personal delivery or facsimile transmission on any business day after 6:00 p.m. or a non business day shall be deemed to have been received at 9:00 a.m. on the next business day.

9.2   For purposes of notices, the Parties’ addresses shall be as follows:

Party A:   Beijing Bona International Cineplex Investment and Management Co., Ltd.

Address:  Suite 61-62, F/18, Poly Plaza, 14 Dongzhimen Nandajie, Dongcheng District, Beijing

Fax:  010-59283383

Attention:  Yu Dong

Party B:

Yu Dong

Address:   F/11, Wanqikonggu Building, 105 Yaojiayuan Road, Chaoyang District, Beijing

Fax:  010-59283383

Attention:  Yu Dong

Xu Yang

Address:   F/16, Wanqikonggu Building, 105 Yaojiayuan Road, Chaoyang District, Beijing

Fax:  010-59217909

Attention:  Xu Yang

Zhejiang Intime Rich Investment Co., Ltd.

Address:  Suite 1323, Hualian Office Building, 55 Dongdu Road, Ningbo

Fax: 0574-87093878

Attention:   Tang Shuning

Zhejiang Kunyuan Investment Consulting Co., Ltd.

Address:  B1501 EAC, 18 Jiaogong Road, Hangzhou

Fax:  0571-86982570

Attention:  Cao Guoxiong

Guoheng Fashion Media Science & Technology Group Corp.

Address:   Suite 903, China International Science and Technology Convention Center, 12 Yumin Road, Chaoyang District, Beijing

Fax:  010-82251133-135

Attention:  Liu Bo

Party C:  Beijing Bona Starlight Cineplex Management Co., Ltd.

Domicile: Suite 1866, F/18, Poly Plaza, 14 Dongzhimen, Nandajie, Dongcheng District, Beijing

Fax: 010-59283383

Attention: Yu Dong

9.3    Any Party may change its address for the purpose of notice by giving notice to the other Parties pursuant to this Article.

10.  Entire Agreement

This Agreement and the Exhibits attached hereto constitute the entire agreement, and supersede all other prior consultation, representation and contracts, both written and oral, among the Parties, with respect to the subject matter hereof.

11.  Assignment of Agreement

Without the prior written consent of another Party, no Party shall have the right to transfer any of its rights and/or obligations hereunder to any third party.

12.  Severability

Any one or more provisions of this Agreement that are held invalid, illegal or unenforceable in any respect by any law or regulation shall not affect or impair the validity, legality or enforceability of other provisions of this Agreement in any respect. The Parties hereto shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with valid provisions as permitted by law and to the maximum extent contemplated by the Parties, the economic effect of which shall come as close as possible to that of such invalid, illegal or unenforceable provisions.

13.  Amendment and Supplement

This Agreement may not be amended, modified or supplemented except by a written instrument signed by the Parties. Any such written amendment agreement and/or supplemental agreement signed by the Parties shall be an integral part of this Agreement, with the same legal validity as this Agreement.

14.  Language and Counterparts

This Agreement shall be executed in seven (7) copies in Chinese, each of which shall be an original, and all of which together shall constitute one and the same document.

15.  Successors

This Agreement shall be binding upon, and is made for the benefit of the Parties and their respective successors and permitted assigns.

16.  Waiver

Any Party may waive the terms and conditions of this Agreement, provided that such waiver shall be made in writing and signed by such Party. Any waiver by any Party of another Party’s breach in some circumstances shall not be deemed to be a waiver by such Party of any similar breach in other circumstances.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their authorized representatives as of the date first above written and this Agreement shall become effective immediately.

Party A:   Beijing Bona International Cineplex Investment and Management Co., Ltd.

By:	/s/ Yu Dong
Name:
Position:

Party B:

Yu Dong

By:	/s/ Yu Dong

Xu Yang

By:	/s/ Xu Yang

Zhejiang Intime Rich Investment Co., Ltd

By:	(Corporate Seal)
Name:
Position:

(Signature Page)

Zhejiang Kunyuan Investment Consulting Co., Ltd.

By:	(Corporate Seal)
Name:
Position:

Guoheng Fashion Media Science & Technology Group Corp.

By:	(Seal by Liu Bo)
Name:
Position:

Party C:  Beijing Bona Starlight Cineplex Management Co., Ltd.

By:	(Corporate Seal)
Name:
Position:

(Signature Page)

Zhejiang Kunyuan Investment Consulting Co., Ltd.

By:	(Corporate Seal)
Name:
Position:

Guoheng Fashion Media Science & Technology Group Corp.

By:	(Seal by Liu Bo) (Corporate Seal)
Name:
Position:

Party C:  Beijing Bona Starlight Cineplex Management Co., Ltd.

By:	(Corporate Seal)
Name:
Position:

(Signature Page)